UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2009
VIDEO DISPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	0-13394 (Commission File Number)	58-1217564 (IRS Employer Identification No.)

1868 Tucker Industrial Drive Tucker, Georgia (Address of principal executive offices)	30084 (Zip code)
Registrant’s telephone number, including area code: (770) 938-2080
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On April 16, 2009, NASDAQ issued Video Display Corporation a Staff Determination to Delist Letter stating the Company had not paid its listing fees. A copy of the release is included as exhibit 99.1 of this form 8-K.
On April 20, 2009, NASDAQ received payment for the outstanding balance of the listing fees and states the Company has regained compliance.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release of Video Display Corporation, Dated April 23, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2009	VIDEO DISPLAY CORPORATION
	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer